UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

August 2, 2017

JACOBS ENGINEERING GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7463	95-4081636
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1999 Bryan Street, Suite 1200, Dallas, Texas 75201

(Address of principal executive offices) (Zip Code)

(214) 583-8500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition

On August 2, 2017, Jacobs Engineering Group Inc. (“Jacobs”) plans to present information to investors regarding the previously announced proposed merger transaction between Jacobs and CH2M HILL Companies, Ltd. (“CH2M”). The presentation will include a statement from Kevin C. Berryman, Executive Vice President and Chief Financial Officer of Jacobs, regarding certain preliminary financial results of Jacobs for the third fiscal quarter ended June 30, 2017. The text of this statement is furnished in Exhibit 99.1, which exhibit is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

99.1	Statement regarding certain preliminary financial results of Jacobs for the third fiscal quarter ended June 30, 2017.

The information disclosed pursuant to Items 2.02 and 9.01 in this Current Report on Form 8-K, including the exhibit, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements contained in this document constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. Statements made in this document that are not based on historical fact are forward-looking statements, including statements regarding whether and when the proposed transaction with CH2M will be consummated, the anticipated benefits thereof and Jacobs’ preliminary results for the third fiscal quarter of 2017. Although such statements are based on management’s current estimates and expectations, and currently available competitive, financial, and economic data, forward-looking statements are inherently uncertain, and you should not place undue reliance on such statements as actual results may differ materially. Jacobs cautions the reader that there are a variety of risks, uncertainties and other factors that could cause actual results to differ materially from what is contained, projected or implied by Jacobs’ forward-looking statements. The potential risks and uncertainties include, among others, the possibility that CH2M may be unable to obtain required stockholder approval or that other conditions to closing the transaction may not be satisfied, such that the transaction will not close or that the closing may be delayed; general economic conditions; the transaction may involve unexpected costs, liabilities or delays; risks that the transaction disrupts current plans and operations of the parties to the transaction; the ability to recognize the benefits of the transaction; the amount of the costs, fees, expenses and charges related to the transaction and the actual terms of any financings that will be obtained for the transaction; the outcome of any legal proceedings related to the transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreement and the completion of Jacobs’ financial closing procedures, final adjustments and other developments that may arise between the date of this Current Report on Form 8-K and the time the financial results for Jacobs’ third fiscal quarter of 2017 are finalized. For a description of some additional factors that may occur that could cause actual results to differ from Jacobs’ forward-looking statements see Jacobs’ Annual Report on Form 10-K for the period ended September 30, 2016, and in particular the discussions contained under Item 1 - Business; Item 1A - Risk Factors; Item 3 - Legal Proceedings; and Item 7 - Management’s Discussion and Analysis of Financial Condition and Results of Operations, as well as Jacobs’ other filings with the Securities and Exchange Commission. Neither Jacobs nor CH2M is under any duty to update any of the forward-looking statements after the date of this Current Report on Form 8-K to conform to actual results, except as required by applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jacobs Engineering Group Inc.

Date: August 2, 2017	By:	/s/ Kevin C. Berryman
Kevin C. Berryman
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

99.1	Statement regarding certain preliminary financial results of Jacobs for the third fiscal quarter ended June 30, 2017.